This Warrant and the Securities issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws and may not be offered for sale, sold, transferred or otherwise disposed of in the absence of an effective registration statement for such Securities under the Act, or an opinion of counsel, satisfactory to the Issuer hereof, to the effect that registration is not required under the Act.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

Date  of  Issuance:  May  __,  2000     Warrant  No.  ______

     This certifies that, for value received, Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company"), grants to _________, or registered assigns (the "Registered Holder"), the right to subscribe for and purchase from the Company, at the price of $______ per share, as such price may be adjusted from time to time (the "Exercise Price"), from and after 9:00 a.m., Houston time, on May ___, 2000 (the "Exercise Commencement Date") and to and including 5:00 p.m., Houston time on May ______, 2005 (the "Expiration Date"), _________ shares, as such number of shares may be adjusted from time to time (the "Warrant Shares"), of the Company's common stock, par value $0.00001 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Section 7 hereof.

     Section 1. Registration. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Records"), in the name of the Registered Holder, the Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution, to the Registered Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     Section  2.     Registration  of  Transfers  and Exchanges.  (a) Subject to
Section 11 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

     (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder in the name of the Company specified in or pursuant to Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

     Section 3. Duration and Exercise of this Warrant. (a) This Warrant shall be exercisable by the Registered Holder, in whole, or from time to time in part, on any business day before 5:00 p.m., Houston time, during the period beginning on the Exercise Commencement Date and ending on the Expiration Date. At 5:00 p.m., Houston time, on the Expiration Date Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

     (b) Subject to Sections 4 and 11(a) hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at its office at 777 Post Oak Blvd., Suite 800, Houston, Texas 77056, Attention: Chief Executive Officer, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by up to the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America (except as otherwise provided for in Section 3(c) hereof), all as specified by the Registered Holder in the form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

     (c) The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), (ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder, or (iii) by written notice to the Company that the Registered Holder is exercising this Warrant and is authorizing the Company to withhold from the issuance to such Registered Holder that number of Warrant Shares which when multiplied by the Market Price (as hereinafter defined) for the Common Stock for the ten (10) consecutive trading days immediately preceding the Date of Exercise is equal to the Aggregate Exercise Price. Any Warrant Shares withheld by the Company in connection with an exercise of this Warrant pursuant to clause (iii) of this
Section 3(c) shall no longer be issuable under this Warrant and this Warrant shall be deemed to be automatically amended to reduce the number of Warrant Shares issuable hereunder by an amount equal to the amount of such withheld Warrant Shares.

     (d) The "Date of Exercise" of any Warrant means the date on which the Company shall have received (1) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment in full of the Aggregate Exercise Price as provided herein.

     (e) This Warrant shall be exercisable either as an entirety or, from time to time, for part only of the number of Warrant Shares which are issuable hereunder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares issued pursuant to such exercise, deliver to the Registered Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which Warrant shall be substantially in the form of this Warrant.

     (f) Definition of Market Price. As used in this Warrant, the term "Market Price" shall mean the average of the daily closing prices per share of the Common Stock for the ten (10) consecutive trading days immediately preceding the day as of which Market Price is being determined. The closing price for each day shall be the last reported sale price or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the American Stock Exchange, or, if the shares of the Common Stock are not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information or as reported on the NASD's OTC Electronic Bulletin Board ("OTC"). If shares of the Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization or reported on OTC, the Market Price shall be deemed to be the higher of (A) the book value of a share of the Common Stock as determined by any firm of independent public accountants selected by the Board of Directors of the Company and reasonably acceptable to the Registered Holder, as of the end of the most recent fiscal quarter preceding the date as of which the determination is to be made, or (B) the fair value thereof determined in good faith by the Company's Board of Directors as expressed by a resolution of such board as of a date which is within fifteen (15) days of the date as of which the determination is to be made. The fees and expenses of any accounting firm engaged pursuant to subclause (A) of this Section 3(f) shall be paid by the Company.

     Section 4. Payment of Taxes and Expenses. (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder.

     (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

     Section 5. Mutilated or Missing Warrant Certificate. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will, issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

     Section 6. Reservation, Listing and Issuance of Warrant Shares. (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. If for any reason whatsoever, the Company does not at any time have authorized and reserved a number of shares necessary to be delivered upon exercise of this Warrant, together with the warrant shares and common shares to be issued as contemplated by that certain Letter dated April 12, 2000 of the Company to Maroon Bells Capital Partners, Inc., VenBanc, Inc. and Interra Ventures (the "April 12, 2000 Letter"), it shall, at its sole cost and expense, promptly and in any event no later than the date of the annual shareholders meeting next following the date of this Warrant take all necessary action to cause such shares to be authorized and reserved, including without limitation the causing to occur of a meeting of the shareholders of the Company to consent to such authorization. The Company will, at its expense, use its best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

     (b) Before taking any action which could cause an adjustment pursuant to Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.

     (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

     (d) Notwithstanding the terms and provisions otherwise herein contained, in the event that for any reason whatsoever, at the time of exercise of this Warrant, the Company shall not have authorized the number of Warrant Shares deliverable upon such exercise, the Company shall, at its sole cost and expense, take all such action as the holder of this Warrant shall require in order to produce the economic result (determined in the sole judgment of the holder hereof) contemplated by the April 12, 2000 Letter for the benefit of all of the beneficiaries thereof, including without limitation the preparation and delivery of stock appreciation rights agreements or phantom stock participation plans with the holder of this Warrant and the other beneficiaries of the agreements contained in the April 12, 2000 Letter, on terms satisfactory to such holder, permitting the holder of this Warrant and such other beneficiaries to share in the appreciation of the value of such Warrant Shares and other warrant shares and/or common shares, as the case may be, as if such shares had been issued on the date of exercise of this Warrant.

     Section  7.     Adjustments of Exercise Price and Number of Warrant Shares.
(a) The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment from time to time as hereinafter provided. Upon each resulting adjustment of such Exercise Price, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted to the nearest full Warrant Share by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (b) Adjustment of Exercise Price upon certain Issuances of Common Stock. If and whenever after the date hereof (specifically excluding any warrants or options, or similar Convertible Securities, issued by the Company prior to the date hereof and excluding any portion of which that has not been exercised as of the date hereof) the Company shall issue or sell any shares of Common Stock for a consideration per share less than $_______ (as adjusted from time to time for subdivisions or combinations of the Common Stock), then forthwith upon such issue or sale, the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined as follows: by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Exercise Price, and (2) the consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

    No adjustment of any Exercise Price, however, shall be made in an amount less than one cent per share, but any such lesser adjustment shall be carried forward and shall be made at the time of, and together with, the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent per share or more.

     (c) For the purposes of subsection (b) of this Section 7, the following provisions shall also be applicable:

          (i) Issuance of Rights, Options or Warrants. In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options or warrants for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such right or options or warrants or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options or warrants, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options or warrants shall (as of the date of granting of such rights or options or warrants) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (iii) of this subsection, no further adjustments of any Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon the exercise of such rights or options or warrants or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For the purposes of this clause (i), the price per share for which Common Stock is issuable upon the exercise of any such rights or options or warrants or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options or warrants, plus, in the case of such rights or options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options or warrants.

          (ii) Issuance of Convertible Securities. In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that
     (1) except as provided in clause (iii) of this subsection, no further adjustments of any Exercise Price shall be made upon the actual issue of Common Stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon the exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of any Exercise Price have been or are to be made pursuant to other provisions of this subsection (c), no further adjustment of any Exercise Price shall be made by reason of such issue or sale. For the purposes of this clause
     (ii), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

          (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any rights or options or warrants referred to in clause (i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change (other than under or by reason of provisions designed to protect against dilution), then the Exercise Price in effect at the time of such change shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such rights or options or warrants or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such right or option or warrant or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Security, to the extent outstanding, immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

          (iv) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any security of the Company payable in Common Stock or Convertible Securities, such issue of Common Stock or Convertible Securities, as the case may be, shall be deemed to have been made without consideration.

          (v) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights or options or warrants to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options or warrants to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined, in good faith and in the exercise of reasonable business judgment, by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options or warrants to purchase such shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined, in good faith and in the exercise of reasonable business judgment, by the Board of Directors of the Company, of such portion of the assets and business of the non-surviving corporation as such board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options or warrants, as the case may be. In the event of any consolidation or merger of the Company, in which the Company is not the surviving corporation or in which the previously outstanding shares of

     Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicted and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such merger, consolidation or sale, for purposes of Section 7(e), shall be made after giving effect to such adjustment of the Exercise Price.

          (vi) Record Dates. In case the Company shall take a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of issue or sale of the shares of Common Stock deemed to have been issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (vii) Treasury Stock. The number of shares of Common Stock outstanding at any given time shall include shares owned or held by or for the account of the Company, and the disposition of any such shares so owned or held shall not be considered an issue of Common Stock.

     (d) Subdivisions or Combinations of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced; and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     (e) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or mergers into any other corporation and is not the continuing or surviving corporation of such consolidation of merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (e), the Registered Holder, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if the Registered Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section).

     (f) Notice of Adjustment. Upon any adjustment of the Exercise Price, then and in each case the Company shall promptly deliver a notice to the Registered Holder and either (i) a certificate of the chief financial officer of the Company or (ii) upon the request of the Registered Holder, the opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Board of Directors, which notice or opinion shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (g)     Other  Notices.  In  case  at  any  time:

          (i) the Company shall declare any cash dividend on its Common Stock;

          (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

          (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (iv) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

          (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to another corporation;

          (vi)  there  shall  be  a  voluntary   or   involuntary   dissolution,
     liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company; or

          (vii) the Company proposes to take any other action or an event occurs which would require an adjustment of the Exercise Price pursuant to subsection (h) of this Section 7;

then, in any one or more of said cases the Company shall give written notice, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, of (1) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given at least thirty
(30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Act, or to a favorable vote of stockholders, if either is required.

     (h) Certain Events. If any event occurs as to which in the reasonable opinion of the Registered Holder, in good faith, the other provisions of this
Section 7 are not strictly applicable but the lack of any adjustment would not in the opinion of the Registered Holder fairly protect the Registered Holder in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Registered Holder in accordance with the basic intent and principles of such provisions, then the Registered Holder shall give written notice thereof to the Company. If the Company and the Registered Holder cannot agree with respect to an adjustment of the Exercise Price hereof within fifteen (15) days of the delivery of such notice by the Registered Holder to the Company, then the Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 7, necessary to preserve, without dilution, the exercise rights of the Registered Holder. Upon receipt of such opinion, the Company shall forthwith make the adjustments described herein. The cost of the services performed by the firm of independent certified public accountants shall be borne by the Company; provided, however, that if in the opinion of such firm no adjustment is necessary, then the cost of such firm shall be borne by the Registered Holder.

     Section 8. Certain Dividends and Distributions. In the event that the Company shall at any time prior to the exercise of this Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Registered Holder shall thereafter be entitled, in addition to the shares of Common Stock receivable upon the exercise of the Warrant, to receive, upon he exercise of the Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Registered Holder would have been entitled to receive at the time of such dividend or distribution had the Registered Holder been an owner of record of the shares of Common Stock into which the Warrant is then being exercised as of the record date or other date of determination for such dividend or distribution and an appropriate provision (which provision may include without limitation, the establishment of an escrow agreement in favor of the Registered Holder in which the portion of the dividend or distribution attributable to the Warrant is held) shall be made a part of any such dividend or distribution. Notwithstanding any provision herein to the contrary, no adjustment under this
Section 8 shall be made with respect to any cash dividend or distribution payable solely out of current or retained earnings of the Company.

     Section 9. No Rights or Liabilities as a Stockholder. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred and then only with respect to the Warrant Shares purchased pursuant to such exercise. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     Section 10. Fractional Warrant Shares. The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrant or to distribute certificates which evidence fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay to the Registered Holder an amount in cash equal to the Market Price as of the Date of Exercise, multiplied by such fraction.

     Section 11. Transfer Restrictions; Registration of the Warrant and Warrant Shares. (a) Neither the Warrant nor the Warrant Shares have been registered under the Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the Act or, in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the Act.

     (b)     Subject  to  the  provisions  of  the  following  paragraph of this
Section 11, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

      The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be offered for sale, sold, transferred or otherwise disposed of in the absence of an effective registration statement for such securities under the Act, or an opinion of counsel, satisfactory to the issuer hereof, to the effect that registration is not required under the Act.

     (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the Act or are otherwise no longer subject to the restrictions of the Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

     (d) The Company will use its best efforts to comply with the reporting requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") (whether or not it shall be required to do so pursuant to such Sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (including, without limitation, Rule 144 promulgated under the Act) from time to time in effect and relating to the availability of an exemption from the Act for sale of restricted securities. The Company also will cooperate with the Registered Holder and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holders to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Act for the sale of restricted securities.

     (e) The Registered Holder, by acceptance hereof, represents that such an "accredited investors" as defined in Regulation D promulgated under the Act, and that the Registered Holder has been provided access to all material information regarding the Company requested by such Registered Holder.

     Section 12. Registration Rights. The Company covenants and agrees as follows:

     (a)     Definitions.  For  purposes  of  this  Section  12:

          (i) The term "Holder" means each of the persons who at the time holds Registrable Securities or a warrant or warrants (including this Warrant) to purchase Registrable Securities.

          (ii) The term "Public Corporation" means a corporation which has a class of equity securities registered pursuant to Section 12 of the 1934 Act, or which is required to file periodic reports pursuant to Section 15(d) of the 1934 Act.

          (iii) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and such registration statement or document becoming effective.

          (iv) The term "Registrable Securities" means (i) the Warrant Shares issuable upon the exercise of this Warrant and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Warrant or the Warrant Shares; provided, however, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (ii) such securities shall have been disposed of in accordance with Rule 144 promulgated under the Act, or any successor rule or regulation thereto, or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144"); (iii) such securities may be sold by a Holder in a transaction pursuant to the provisions of Rule 144 provided that such rule shall be at such time available for the sale of all such securities which the Holder at such time desires to sell; or (iv) such securities may otherwise be sold to the public in a transaction not requiring registration under the Act.

          (v) The term "Registration Expenses" means all registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Warrant, and any other fees and expenses of the registration under this Warrant which are not Selling Expenses.

          (vi) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

          (vii) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in this Warrant.

     (b)     Demand  Registration  Rights.

          (i) At any time after the first anniversary of the Date of Issuance of this Warrant, if the Company receives a written request from the owners of a majority of shares of the Common Stock issued or issuable upon the exercise of all warrants to purchase Common Stock issued in connection with the delivery of this Warrant, to file a registration statement under the Act covering such Common Stock, then the Company shall, subject to the limitations of this Section 12(b) and Section 12(l), use its best efforts consistent with the terms contained in this Section 12 to effect the registration under the Act, as soon as practicable, of the number of shares of Common Stock requested to be registered. The Company also shall use its best efforts to facilitate the sale and distribution of all or such portion of such Registrable Securities as are permitted to be registered pursuant to the terms of this Section 12(b). If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as part of their request made pursuant to this Section 12(b), and the managing or lead managing underwriter of such offering shall be an investment banking firm selected by the Company and reasonably acceptable to the Holder or Holders holding a majority of the Registrable Securities requested to be included in the offering. The Company shall, within ten (10) days of receipt of such request, give written notice to all other Holders of Registrable Securities of such requested registration.

          (ii) Any Holder of Registrable Securities may, within thirty (30) days following receipt of the notice by the Company given pursuant to Section 12(b)(1) (the "Demand Notice Period") and subject to any underwriting referred to in Section 12(b)(i), give a written notice to the Company, specifying the number of Registrable Securities which such Holder wishes to include in the proposed registration. Any Holder of Registrable Securities who fails to request registration of Registrable Securities within the Demand Notice Period shall not be permitted to register any Registrable Securities in the registration.

          (iii) The Company shall not be obligated to take any action to effect any registration, qualification or compliance pursuant to this Section 12(b), (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, or (B) if, within ten (10) days after receipt by the Company of a request for registration pursuant to Section 12(b)(i), the Company gives notice to the Holder or Holders so requesting such registration that it is engaged, or has a bona fide intention to engage, within ninety (90) days of the date of such request, in a firmly underwritten public offering as to which each Holder is entitled to include Registrable Securities pursuant to Section 12(c) hereof. Subject to the foregoing clauses (A) and (B) and to Section 12(b)(vii) hereof, the Company shall use its best efforts to file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the requests of the Holder or Holders pursuant to this Section 12(b).

          (iv) If the Registrable Securities will be distributed by means of an underwriting, then all Holders of Registrable Securities proposing to distribute their securities through the registration shall enter into an underwriting agreement with the managing or lead managing underwriter in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. If any Holder of Registrable Securities disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing or lead managing underwriter. Any Registrable Security excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (v) Whenever a registration is requested by a Holder or Holders pursuant to Section 12(b)(i), unless any managing or lead managing underwriter objects thereto, the Company may include in such registration securities for offering by the Company and any other holder of securities who has the right to request the Company to register securities of the Company in such registration, it being understood, however, that the Company's and such other holder's right of inclusion in such registration shall be subordinated to, and not pari passu with, the rights of the Holders under this Section 12(b).

          (vi) Notwithstanding anything to the contrary contained herein, the Company need not cause a registration statement filed pursuant to the provisions of this Section 12(b) to become effective under the Securities Act on more than one (1) occasion; provided, however, that any registration requested by a Holder or Holders pursuant to this Section 12(b) which shall not have become effective or remained effective in accordance with the provisions of Section 12(e) hereof shall not be deemed to be a registration for any purpose hereunder.

          (vii) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company may direct that a registration pursuant to this Section 12(b) be delayed for so long as the basis for the Board of Directors' judgment exists; provided, however, that (i) the Company may not delay such registration for a period of more than forty-five (45) days from the date notice is first received by the Company from a Holder or Holders pursuant to subsection (i) above, and (ii) the Company may not defer its obligation in this manner more than once.

     (c)     Piggyback  Registration  Rights.

          (i) If, at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or for the account of a security holder or holders, other than (A) pursuant to a registration statement on Form S-4 or S-8, or (B) a registration governed by Section 12(b) hereof, the Company will (X) promptly give the Holders written notice thereof, and (Y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by a Holder or Holders within twenty (20) days after receipt of such written notice from the Company.

          (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to Section 12(c)(i). In such event, the right of each Holder to registration pursuant to this Section 12(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities owned by such Holder in the underwriting to the extent provided under this
     Section 12(c). If a Holder proposes to distribute its Registrable Securities through such underwriting it shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 12(c), if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holders of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the registration by the Holders and the holders of any other securities pro rata according to the number of securities requested by the Holders and such holders to be included in the registration, and
     (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration right pro rata according to the number of securities requested by the Holders and such other holders to be included in registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise any Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If a Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (iii) The Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 12(c) at any time prior to the time it becomes effective. This paragraph shall not confer upon the Company any withdrawal rights with respect to a registration for which registration rights have been exercised pursuant to Section 12(b) hereof.

     (d) Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to this Section 12 shall be borne by Company. All Selling Expenses relating to the Registrable Securities registered on behalf of a Holder shall be borne by such Holder pro rata based upon the total number of securities included in the registration or, if such Selling Expenses are specifically allocable to securities held by specific holders, by such holders to the extent related to the sale of such securities.

     (e)     Registration  Procedures.

          (i) In connection with the registration or Registrable Securities pursuant to this Section 12, the Company shall as expeditiously as is reasonable:

               (A) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

               (B) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement for a period of 180 days or until the Holder or Holders have completed the distribution described in such registration statement, whichever occurs first;

               (C) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition or such Registrable Securities;

               (D) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

               (E) immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable

          Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

               (F) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act;

               (G) use its best efforts to list such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over-the-counter market, to use its best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

               (H) use its best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

               (I) issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock without restrictive legends.

          (ii) If requested by the managing or lead managing underwriter for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

          (iii) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (iv) The Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

     (f) Indemnification. (i) The Company will indemnify each Holder with respect to which a registration has been effected pursuant to this Agreement, each of its officers and directors, if any, and each underwriter, if any, and each person who controls the Holder or any such underwriter within the meaning of Section 15 of the Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls such Holder or any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

     (ii) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Act and each other such holder of securities included in the registration against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 12(f) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

     (iii) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnify may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     (g) Contribution. (i) If the indemnification provided for in Section 12(f) hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 12(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

     (ii) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 12(g) is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

     (iii) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (h) 1934 Act Registration. The Company covenants and agrees that until such time as there shall be no Registrable Securities outstanding:

          (i) it will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

          (ii) it will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144 promulgated under the Act, or any successor rule or regulation thereto or any statue hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144");

          (iii) it will,  if no longer  required  to file  reports  pursuant  to
     Section 12(g) of the 1934 Act, upon the request of the Registered Holder, make publicly available the information specified in subparagraph (c)(2) of Rule 144, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC; and

          (iv) upon the request of any Holder, it will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 12(h).

     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, advisory committee members, officers, directors and employees acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm, corporation controlling (within the meaning of either Section 15 of the Act or Section 20 of the 1934 Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 12(f); provided, however, that the Company shall be given written notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 12(f) the defense thereof.

     (i) Limitations on Registration Rights. Notwithstanding the rights granted to the Registered Holder pursuant to this Section 12, the Company shall be not be obligated to file a registration statement pursuant to this Section 12 for a period of 180 days after the effective date of any registration statement filed by the Company in which certain lenders of the Company-Main Street Merchant Partners II, L.P. and General Associates, L.L.C.-included shares of Common Stock.

     Section 13. Notices. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party thereto:

          If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.


          If to  the  Company,  addressed  to:

          Boots  &  Coots  International  Well  Control,  Inc.
          777  Post  Oak  Blvd.,  Suite  800
          Houston,  Texas  77056

          with  a  copy  to:

          Dallas  Parker,  Esq.
          Thomas  Knight  Brown  Parker  &  Leahy  LLP
          1200  Smith  Street,  Suite  3600
          Houston,  TX  77002-4595

     Section 14. Binding Effect. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

     Section 15. Survival of Rights and Duties. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Houston time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised, except that the provisions of Sections 4, 6(c), 11 and 12 hereof shall continue in full force and effect after such termination date.

     Section 16. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Texas.

     Section 17. Section Headings. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

     Section 18. Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the holder of this Warranty.

In Witness Whereof, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.


                                 Boots & Coots International Well Control, Inc.



                                 By: _____________________________________
                                 Name: ___________________________________
                                 Title: __________________________________


                                 Attest:



                                 By: _____________________________________
                                 Name: ___________________________________
                                 Title: __________________________________

                          FORM OF ELECTION TO PURCHASE

                 (To Be Executed Upon Exercise of this Warrant)

To  Boots  &  Coots  International  Well  Control,  Inc.:

     The undersigned, the record holder of the attached Warrant (Warrant No. ___), hereby Irrevocably elects to exercise the right, represented by the attached Warrant, to purchase ___________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of Boots & Coots International Well Control, Inc. of $_____________ representing the full purchase price for such shares at the price per share provided for in the attached Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

In lieu of paying the purchase price as provided in the preceding paragraph, the undersigned will/will not (circle appropriate word(s)) make a cashless exercise pursuant to Section 3(c) of the attached Warrant.

The undersigned requests that certificates for such shares be issued in the name of:

___________________________________       Please insert social security or tax
                                          identification  number
___________________________________

___________________________________

___________________________________

___________________________________

___________________________________

(Please  print  name  and  address)

     In the event that not all of the purchase rights represented by the attached Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall be issued in the name of and delivered to:



  ___________________________________
          (Please  print  name)


  ___________________________________



  ___________________________________
          (Please  print  address)

Dated:  ______________  Name  of  Holder

(Print):________________________________

     By:________________________________

     Name:______________________________

     Title:_____________________________

                               FORM OF ASSIGNMENT

Form Value Received, _____________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. _____) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:

     Name of Assignee            Address           Number of Shares of
                                                       Common Stock



     If the total of said purchase rights represented by the attached Warrant shall not be assigned, the undersigned requests that a new Warrant evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.

Dated: ________________          Name of Holder (Print):________________________

                                 By:____________________________________________

                                 Name:__________________________________________

                                 Title:_________________________________________